MERRILL LYNCH
                                                                TECHNOLOGY
                                                                FUND, INC.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                June 30, 1999

                       MERRILL LYNCH TECHNOLOGY FUND, INC.

Portfolio Information As of 6/30/99

Ten Largest Holdings Represented                                      Percent of
in the Portfolio                                                      Net Assets

Texas Instruments Incorporated ......................................    3.8%
Sanmina Corporation .................................................    3.5
America Online, Inc. ................................................    3.4
Microsoft Corporation ...............................................    3.3
Xilinx, Inc. ........................................................    3.2
Compuware Corporation ...............................................    3.2
EMC Corporation .....................................................    3.1
Synopsys, Inc. ......................................................    3.0
Maxim Integrated Products, Inc. .....................................    2.9
Flextronics International Ltd. ......................................    2.7

Ten Largest Industriesd                                               Percent of
Represented in the Portfolio                                          Net Assets

Semiconductors ......................................................    17.7%
Software ............................................................    11.7
Telecommunications Equipment ........................................    11.2
Contract Manufacturers ..............................................    10.4
Computer Systems ....................................................     8.3
Internet ............................................................     7.8
Semiconductor Equipment .............................................     6.4
Technology Services .................................................     5.9
Personal Computers ............ .....................................     3.4
Electronic Design Automation ........................................     3.0

                              Merrill Lynch Technology Fund, Inc., June 30, 1999

DEAR SHAREHOLDER

For the quarter ended June 30, 1999, Merrill Lynch Technology Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +13.31%, +13.00%, +12.91% and +13.25%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) It was another relatively strong period for the technology sector, and the Fund's Class A Shares outperformed the +7.05% total return for the unmanaged Standard & Poor's 500 Index by 6.26 percentage points. We continue to believe that technology offers investors the greatest growth potential of any sector because these products and services continue to increase in performance but decrease in price, driving remarkable productivity in homes and offices around the world. We expect that careful technology investors will continue to be rewarded. Although these companies have superior long-term fundamentals, their shares are volatile, so that active managers can take advantage of opportunities to buy quickly on short-term dips or to sell immediately into rallies that are too steep.

We fared relatively well in the June quarter compared to our peer group, and the Fund's return for Class A Shares was within 70 basis points (0.70%) of the average of the 107 funds that comprise the Lipper Science and Technology group. Our return for Class A Shares was at the median of the funds included in the Lipper group.

We often compare our industry and stock selections to those in the Merrill Lynch 100 Technology Index (MLO) because the data is publicly available on a daily basis as compared to the less timely information found for our competitors. On an industry level, we held a relative weight in two of the top four (of 17 total) industries in the MLO, semiconductors and telecommunications equipment. We also benefited from adding to select software stocks before they rallied, such as Compuware Corporation, VERITAS Software Corporation and Microsoft Corporation. The appreciation in these issues helped carry the software industry to among the top performers in the technology sector for the quarter.

The industries that were drags on Fund performance during the quarter were personal computers (PCs), electronic design automation (EDA) software (software used to design semiconductors) and Internet. We have since eliminated troubled PC vendor, Compaq Computer Corporation, to focus on what we view as superior industry investments in Dell Computer Corporation and Gateway Inc. In response to deterioration in its fundamentals, we also sold our position in EDA, Cadence Design Systems, Inc., to focus on the new leader in this group, Synopsys, Inc. Synopsys has been one of the Fund's best performers since we added it to the portfolio. We still have confidence in each of our Internet holdings other than Amazon.com, Inc. We sold Amazon in order to focus on what we view as the superior electronic commerce company, eBay Inc.

We were fortunate to have owned seven of the top 15 performers of the 100-stock MLO Index during the quarter. These include JDS Uniphase Corporation (fiber optics components sold to telecommunications equipment vendors); semiconductor vendors Xilinx, Inc. and Texas Instruments Incorporated; QUALCOMM Incorporated (wireless); telecommunications equipment vendors Tellabs, Inc. and Nortel Networks Corporation; and contract manufacturer, Solectron Corporation. We also held three of the 15 worst names--Gateway Inc. (PC company), EMC Corporation (data storage provider), and America Online, Inc. (Internet leader)--which penalized us. The PC industry has become troublesome. Although unit growth is still robust (up between 15% and 20% year-to-year), dropping average selling prices have caused revenues to lag. We retain a small position in Gateway. We still have confidence in EMC and America Online, so we have not reduced our positions in either of these two companies.

Investment Outlook

We continue to divide the outlook for our sector into three distinct periods:

o A potentially relatively weak span through the summer as investors grapple with seasonal weakness, potential interest rate hikes (in addition to the increase on June 30, 1999) and worries about a Year 2000-related technology spending slowdown.

o A recovery in the second half of calendar 1999 that, like 1998, may be skewed toward the fourth quarter as investors wait for concrete evidence that spending will reaccelerate into the millennium.

o An unmistakable secular growth story given that technology's influence on the economy and on the broader market continues to grow unabated.

Since precise market timing is always a losing battle in this sector, and particularly because we are in uncharted territory in 1999 with the Year 2000 phenomenon, we will remain essentially fully invested. A cash holding beyond 5% is not typical for the Fund. In fact, the Fund ended the June quarter with 1.8% of net assets in cash. In summary, despite the near-term relative weakness in technology, we believe that the sector may outperform the broader market for the calendar year as a whole. Therefore, we are of the opinion that the sector's relative performance is likely to improve. As a result, we have positioned the portfolio accordingly.

Investment Strategy

In addition to seeking to be essentially fully invested in preparation for technology stocks regaining the market's leadership, and although our purpose is to manage a fully diversified (by industry and stock) portfolio, we must consciously decide whether we should be overweight, neutral weight or underweight in certain industries and stocks with respect to the MLO. With that in mind, our industry decisions included increasing our exposure in three groups in which we had been underweight: semiconductors, semiconductor capital equipment and Internet.

We arrived at our decision to boost our semiconductor-related exposure after accumulating evidence that the industry probably troughed in the third quarter of 1998. We focused our efforts on semiconductor leaders with strong intellectual property such as analog vendor, Maxim Integrated Products, Inc. Our list of semiconductor capital equipment holdings includes the who's who of the key enabling process technologies for their partners. KLA-Tencor Corporation, a leader in yield management and process management systems, is an example of one of these stocks. We also purchased shares of the world's largest foundry (an outsourced manufacturer of integrated circuit production), Taiwan Semiconductor Manufacturing Company Ltd.

We decided to increase our Internet exposure not so much to capture improving fundamentals but to opportunistically purchase several leadership stocks that had fallen significantly since technology securities began to tumble in February 1999.

Through secondary offerings, we added eBay Inc. and PSINet Inc.

Considering the aforementioned near-term risks to the sector, we added more defensive holdings to the Fund. These included medical device technology leaders Guidant Corporation and Medtronic, Inc. Another addition was Pitney Bowes Inc., the dominant company in the mailing equipment business. We expect these stocks to be impacted by different dynamics than some of the more cyclical, traditional technology companies in this uncertain short-term period for the sector.

We look to prune our portfolio of stocks that may, for fundamental or valuation reasons, become relatively inferior holdings. In technology investing, because product cycles move so quickly, it is very easy to do countless hours of research on an investment and still be wrong. This is why we are diversified (our largest industry concentration is limited to 25% of assets at time of purchase in any one industry) and can only hold up to 5% of our Fund's assets in any stock at time of purchase. During the June quarter, we sold the following stocks in response to deteriorating fundamentals: Cadence Design Systems, Inc. (electronic design automation); Compaq Computer Corporation (personal computers); Telefonaktiebolaget LM Ericsson (telecommunications equipment); Network Associates, Inc. (enterprise software); Oracle Corporation (enterprise software); and Amazon.com, Inc. (Internet).


                                     2 & 3

                              Merrill Lynch Technology Fund, Inc., June 30, 1999

In summary, we continue to be short-term cautious on the technology sector and the prospects for Merrill Lynch Technology Fund, Inc. We are more encouraged about the intermediate-term outlook. Finally, we are very positive about the sector's secular forecast.

In Conclusion

We thank you for your continued investment in Merrill Lynch Technology Fund, Inc., and we look forward to reporting to you again in our upcoming semi-annual report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Paul G. Meeks

Paul G. Meeks
Senior Vice President and
Portfolio Manager

August 5, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                    12 Month            3 Month         Since Inception
                                                  Total Return       Total Return        Total Return
=======================================================================================================
ML Technology Fund, Inc. Class A Shares               +57.89%           +13.31%             +266.50%
-------------------------------------------------------------------------------------------------------
ML Technology Fund, Inc. Class B Shares               +56.35            +13.00              +240.39
-------------------------------------------------------------------------------------------------------
ML Technology Fund, Inc. Class C Shares               +56.27            +12.91              + 56.84
-------------------------------------------------------------------------------------------------------
ML Technology Fund, Inc. Class D Shares               +57.58            +13.25              + 63.00
=======================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods began on 4/27/92 for Class A and Class B Shares and on 10/21/94 for Class C and Class D Shares.

Average Annual Total Return

                                               % Return Without  % Return With
Class A Shares*                                   Sales Charge    Sales Charge**
================================================================================
Year Ended 6/30/99                                  +57.89%          +49.61%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                            +12.35           +11.15
--------------------------------------------------------------------------------
Inception (4/27/92) through 6/30/99                 +19.84           +18.95
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                    % Return        % Return
Class B Shares*                                   Without CDSC      With CDSC**
================================================================================
Year Ended 6/30/99                                   +56.35%         +52.35%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                             +11.21          +11.21
--------------------------------------------------------------------------------
Inception (4/27/92) through 6/30/99                  +18.61          +18.61
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                   % Return         % Return
Class C Shares*                                   Without CDSC      With CDSC**
================================================================================
Year Ended 6/30/99                                  +56.27%           +55.27%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/99                +10.07            +10.07
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without  % Return With
Class D Shares*                                   Sales Charge    Sales Charge**
================================================================================
Year Ended 6/30/99                                  +57.58%         +49.30%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/99                +10.98          + 9.71
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


                                     3 & 4

                              Merrill Lynch Technology Fund, Inc., June 30, 1999

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                     Shares                                                                             Percent of
COUNTRY  Industries                   Held                   Stocks                             Cost           Value    Net Assets
==================================================================================================================================
Canada   Contract Manufacturers      160,000   Celestica Inc.                               $  4,481,968   $  6,930,000        1.3%
         -------------------------------------------------------------------------------------------------------------------------
         Telecommunications           91,000   Nortel Networks Corporation                     3,307,777      7,899,937        1.5
         Equipment
         -------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Canada                     7,789,745     14,829,937        2.8
==================================================================================================================================
Finland  Telecommunications          134,000   Nokia Oyj `A' (ADR)*                            9,794,277     12,269,375        2.4
         Equipment
         -------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Finland                    9,794,277     12,269,375        2.4
==================================================================================================================================
Israel   Telecommunications          178,900   ECI Telecom Limited                             4,763,482      5,903,700        1.1
         Equipment
         -------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Israel                     4,763,482      5,903,700        1.1
==================================================================================================================================
Singa-   Contract                    260,000   Flextronics International Ltd.                  5,518,404     14,365,000        2.7
pore     Manufacturers
         -------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Singapore                  5,518,404     14,365,000        2.7
==================================================================================================================================
Taiwan   Semiconductors              326,000   Taiwan Semiconductor Manufacturing
                                               Company Ltd. (ADR)*                             7,000,935     11,084,000        2.1
         -------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Taiwan                     7,000,935     11,084,000        2.1
==================================================================================================================================
United   Components                  251,800   General Cable Corporation                       3,890,072      4,028,800        0.8
States   -------------------------------------------------------------------------------------------------------------------------
         Computer Systems            296,000   EMC Corporation                                10,747,970     16,280,000        3.1
                                     101,400   Electronics for Imaging, Inc.                   1,929,705      5,209,425        1.0
                                      57,000   International Business Machines Corporation     4,971,132      7,367,250        1.4
                                     110,000   Network Appliance, Inc.                         4,350,577      6,146,250        1.1
                                     128,000   Sun Microsystems, Inc.                          2,608,000      8,816,000        1.7
                                                                                             -----------    -----------       ----
                                                                                              24,607,384     43,818,925        8.3
         -------------------------------------------------------------------------------------------------------------------------
         Contract Manufacturers      194,000   Jabil Circuit, Inc.                             3,537,258      8,754,250        1.7
                                     243,800   Sanmina Corporation                             5,448,118     18,498,325        3.5
                                      95,000   Solectron Corporation                           4,945,453      6,335,313        1.2
                                                                                             -----------    -----------       ----
                                                                                              13,930,829     33,587,888        6.4
         -------------------------------------------------------------------------------------------------------------------------
         Data Communications         212,000   Cisco Systems, Inc.                             5,485,500     13,660,750        2.6
         -------------------------------------------------------------------------------------------------------------------------
         Distribution                294,000   Ingram Micro Inc. (Class A)                    12,212,655      7,570,500        1.4
         -------------------------------------------------------------------------------------------------------------------------
         Diversified                 122,100   General Instrument Corporation                  4,860,948      5,189,250        1.0
         -------------------------------------------------------------------------------------------------------------------------
         Electronic Design           282,900   Synopsys, Inc.                                 11,721,829     15,594,863        3.0
         Automation
         -------------------------------------------------------------------------------------------------------------------------
         Internet                    160,000   America Online, Inc.                           12,442,952     17,680,000        3.4
                                      27,900   eBay Inc.                                       4,743,000      4,221,619        0.8
                                      49,000   Exodus Communications, Inc.                     2,120,909      5,876,937        1.1
                                      89,400   PSINet Inc.                                     5,032,105      3,905,663        0.8
                                      52,600   Yahoo! Inc.                                     7,894,211      9,057,063        1.7
                                                                                             -----------    -----------       ----
                                                                                              32,233,177     40,741,282        7.8
         -------------------------------------------------------------------------------------------------------------------------
         Medical Technology           88,000   Guidant Corporation                             4,005,257      4,526,500        0.9
                                      70,000   Medtronic, Inc.                                 4,659,200      5,451,250        1.0
                                                                                             -----------    -----------       ----
                                                                                               8,664,457      9,977,750        1.9
         -------------------------------------------------------------------------------------------------------------------------
         Peripherals                  74,600   Lexmark International Group, Inc. (Class A)     3,376,165      4,928,262        0.9
                                      77,300   Pitney Bowes Inc.                               4,752,297      4,966,525        1.0
                                                                                             -----------    -----------       ----
                                                                                               8,128,462      9,894,787        1.9
         -------------------------------------------------------------------------------------------------------------------------
         Personal Computers          234,000   Dell Computer Corporation                       7,648,530      8,643,375        1.7
                                     154,400   Gateway Inc.                                    7,201,451      9,109,600        1.7
                                                                                             -----------    -----------       ----
                                                                                              14,849,981     17,752,975        3.4
         -------------------------------------------------------------------------------------------------------------------------
         Semiconductor Equipment     182,200   Applied Materials, Inc.                        10,588,797     13,460,025        2.6
                                      82,900   KLA-Tencor Corporation                          4,757,648      5,372,956        1.0
                                      91,700   Novellus Systems, Inc.                          5,790,955      6,252,794        1.2
                                     117,100   Teradyne, Inc.                                  4,699,139      8,401,925        1.6
                                                                                             -----------    -----------       ----
                                                                                              25,836,539     33,487,700        6.4
         -------------------------------------------------------------------------------------------------------------------------
         Semiconductors              270,000   Altera Corporation                              5,606,563      9,922,500        1.9
                                     157,000   Intel Corporation                               8,484,002      9,331,687        1.7
                                     225,200   Maxim Integrated Products, Inc.                 7,890,750     14,975,800        2.9
                                     137,700   Texas Instruments Incorporated                  7,612,598     19,966,500        3.8
                                     165,800   Vitesse Semiconductor Corporation               6,901,382     11,253,675        2.1
                                     289,000   Xilinx, Inc.                                    6,598,206     16,545,250        3.2
                                                                                             -----------    -----------       ----
                                                                                              43,093,501     81,995,412       15.6
         -------------------------------------------------------------------------------------------------------------------------
         Software                    210,700   BMC Software, Inc.                              9,975,592     11,364,631        2.2
                                     107,000   Citrix Systems, Inc.                            2,988,875      6,012,062        1.1
                                     520,000   Compuware Corporation                          12,485,830     16,510,000        3.2
                                     194,000   Microsoft Corporation                           8,349,035     17,484,250        3.3
                                     102,600   VERITAS Software Corporation                    7,327,972      9,740,588        1.9
                                                                                             -----------    -----------       ----
                                                                                              41,127,304     61,111,531       11.7
         -------------------------------------------------------------------------------------------------------------------------
         Technology Services         106,800   DST Systems, Inc.                               5,618,776      6,715,050        1.3
                                     558,000   Keane, Inc.                                    17,367,982     12,624,750        2.4
                                      81,100   Sterling Commerce, Inc.                         2,703,710      2,960,150        0.6
                                     224,100   Unisys Corporation                              6,733,050      8,725,894        1.6
                                                                                             -----------    -----------       ----
                                                                                              32,423,518     31,025,844        5.9
         -------------------------------------------------------------------------------------------------------------------------
         Telecommunications           82,800   AT&T Corp.                                      4,724,568      4,621,275        0.9
                                      83,000   MCI WorldCom Inc.                               4,144,250      7,138,000        1.4
                                      20,000   QUALCOMM Incorporated                           2,696,992      2,870,000        0.5
                                                                                             -----------    -----------       ----
                                                                                              11,565,810     14,629,275        2.8
         -------------------------------------------------------------------------------------------------------------------------


                                      6 & 7

                              Merrill Lynch Technology Fund, Inc., June 30, 1999

SCHEDULE OF INVESTMENTS (condluded)                              (in US dollars)

                                     Shares                                                                             Percent of
COUNTRY  Industries                   Held                   Stocks                             Cost           Value    Net Assets
==================================================================================================================================
United   Telecommunications           97,000   ADC Telecommunications, Inc.                 $  2,755,285   $  4,413,500        0.8%
States   Equipment                    43,000   JDS Uniphase Corporation                        1,720,000      7,138,000        1.4
(concl-                              155,205   Lucent Technologies Inc.                        3,880,536     10,466,637        2.0
uded)                                154,000   Tellabs, Inc.                                   3,613,810     10,404,625        2.0
                                                                                            ------------   ------------       ----
                                                                                              11,969,631     32,422,762        6.2
         -------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in the United States        306,601,597    456,490,294       87.1
==================================================================================================================================
                                               Total Investments in Stocks                   341,468,440    514,942,306       98.2
==================================================================================================================================

SHORT-TERM                           Face
SECURITIES                          Amount                  Issue
==================================================================================================================================
         Commercial               $7,755,000   General Electric Capital Corp.,
         Paper**                               5.75% due 7/01/1999                             7,755,000      7,755,000        1.5
         -------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Short-Term
                                               Securities                                      7,755,000      7,755,000        1.5
==================================================================================================================================
         Total Investments                                                                  $349,223,440    522,697,306       99.7
                                                                                            ============
         Other Assets Less Liabilities                                                                        1,708,752        0.3
                                                                                                            -----------      -----
         Net  Assets                                                                                       $524,406,058      100.0%
                                                                                                           ============      =====
==================================================================================================================================
         Net Asset Value:    Class A--Based on net assets of $237,854,672 and 37,766,228
                                      shares outstanding                                                   $       6.30
                                                                                                           ============
                             Class B--Based on net assets of $234,337,125 and 39,672,542
                                      shares outstanding                                                   $       5.91
                                                                                                           ============
                             Class C--Based on net assets of $14,747,855 and 2,515,018
                                      shares outstanding                                                   $       5.86
                                                                                                           ============
                             Class D--Based on net assets of $37,466,406 and 5,999,685 shares
                                      outstanding                                                          $       6.24
                                                                                                           ============
==================================================================================================================================

 *    American Depositary Receipts (ADR).
** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

PORTFOLIO CHANGES

For the Quarter Ended June 30, 1999

Additions

 AT&T Corp.
*AppliedTheory Corporation
*Backweb Technologies Ltd.
*Brocade Communications Systems, Inc.
*Careerbuilder, Inc.
*Donaldson, Lufkin & Jenrette, Inc.-- DLJdirect
 eBay Inc.
*Extreme Networks, Inc.
 General Instrument Corporation
 Guidant Corporation
*High Speed Access Corp.
*iXL Enterprises, Inc.
*Informatica Corporation
*Juniper Networks, Inc.
*Latitude Communications, Inc.
*Maker Communications, Inc.
*Marimba, Inc.
*PLX Technology, Inc.
 PSINet Inc.
*Phone.com, Inc.
*Portal Software, Inc.
 QUALCOMM Incorporated
*Razorfish Inc.
*Redback Networks Inc.
*Software.com, Inc.
 Solectron Corporation
*StarMedia Network, Inc.
 Sterling Commerce, Inc.
*US Internetworking Inc.
*Value America, Inc.

Deletions

 Amazon.com, Inc.
*AppliedTheory Corporation
 Ascend Communications, Inc.
 Autodesk, Inc.
*Backweb Technologies Ltd.
*Brocade Communications Systems, Inc.
 Cadence Design Systems, Inc.
*Careerbuilder, Inc.
 Compaq Computer Corporation
*Donaldson, Lufkin & Jenrette, Inc.-- DLJdirect
*Extreme Networks, Inc.
*High Speed Access Corp.
*iXL Enterprises, Inc.
*Informatica Corporation
*Juniper Networks, Inc.
*Latitude Communications, Inc.
*Maker Communications, Inc.
*Marimba, Inc.
 Network Associates, Inc.
 Oracle Corporation
*PLX Technology, Inc.
 PMC-Sierra, Inc.
*Phone.com, Inc.
*Portal Software, Inc.
*Razorfish Inc.
*Redback Networks Inc.
 Seagate Technology, Inc.
*Software.com, Inc.
*StarMedia Network, Inc.
 Telefonaktiebolaget LM Ericsson (ADR)
*US Internetworking Inc.
*Value America, Inc.

*Added and deleted in the same quarter.


                                     8 & 9

                              Merrill Lynch Technology Fund, Inc., June 30, 1999

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Paul G. Meeks, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Custodian

The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16091--6/99

[RECYCLE LOGO] Printed on post-consumer recycled paper